EXHIBIT 11 (a)


                                ERNST & YOUNG LLP




                        CONSENT OF INDEPENDENT AUDITORS




     We consent to the reference to our firm under the captions "Selected Financial Information" and "Reports" and to the use of our report dated April
25, 1996 included in Post-Effective Amendment No. 24 on Form N-1A which is incorporated by reference in this Registration Statement (Form N-1A No. 2-94935) of Cortland Trust, Inc.




                                                    /s/ Ernst & Young LLP
                                                        Ernst & Young LLP


New York, New York
May 30, 1997